Exhibit 99.1

Shares of First Foundation, Inc.

Commence Trading on the NASDAQ Global Stock Market

FOR IMMEDIATE RELEASE – IRVINE, CA – November 3, 2014 – (Business Wire) First Foundation Inc. (NASDAQ: FFWM), announced today that its shares of common stock commenced trading on the NASDAQ Global Stock Market under the trading symbol “FFWM” on Monday, November 3, 2014.

“We believe this will benefit our shareholders by increasing the liquidity of their shares and is also a next step in our continued growth,” Mr. Kavanaugh stated, “as it will provide additional opportunities for us to use our stock to make acquisitions and to raise additional capital as needed.”

The following firms have agreed to be market makers for First Foundation common stock on NASDAQ: D.A. Davidson; Keefe, Bruyette & Woods, a Stifel Company; Raymond James & Associates Inc.; Sandler O’Neill & Partners, L.P.; and Sterne, Agee & Leach, Inc. Their contact information is available on the investor relations section of our website at www.ff-inc.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About First Foundation

First Foundation, a financial institution founded in 1990, provides integrated investment management, wealth planning, consulting, trust and banking services. The company is headquartered in Irvine, with offices in Irvine, Newport Beach, Pasadena, West Los Angeles, San Diego, Palm Desert and the Imperial Valley in California, and Las Vegas, Nevada. For more information, please visit our website at www.ff-inc.com.

Forward-Looking Statements

Statements in this news release regarding our expectations and beliefs about our future financial performance and financial condition, as well as trends in our business and markets are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” The forward-looking statements in this news release are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual financial results in the future could differ, possibly materially, from those expressed in the forward-looking statements contained in this news release and could cause us to make changes to our future plans. Those risks and uncertainties include, but are not limited to, the risk of incurring loan losses, which is an inherent risk of the banking business; the risk that the economic recovery in the United States will stall or will be adversely affected by domestic or international economic conditions and the risk that the Federal Reserve Board will continue to keep interest rates low, any of which could adversely affect our interest income and interest rate margins and, therefore, our future operating results; and the risk that the performance of our investment management business or of the equity and bond markets could lead clients to move their funds from or close their investment accounts with us, which would reduce our assets under management and adversely affect our operating results. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in Item 1A, entitled “Risk Factors” in our 2013 Annual Report on Form 10-K for the fiscal year ended December 31, 2013 that we filed with the SEC on March 25, 2014, and readers of this news release are urged to review that additional information contained

First Foundation Inc.

November 3, 2014

in that Annual Report. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this news release, which speak only as of today’s date, or to make predictions based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this news release or in the above-referenced 2013 Annual Report, whether as a result of new information, future events or otherwise, except as may be required by law or NASDAQ rules.

Contact:

John Michel

Chief Financial Officer

First Foundation Inc.

949-202-4160

Email: jmichel@ff-inc.com

First Foundation Inc.

Tyler Resh

Director of Marketing and Strategy

949-202-4131

tresh@ff-inc.com